NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2015 Fund

Supplement dated December 13, 2011
to the Summary Prospectus dated March 1, 2011 (as revised September 28, 2011)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on December 13, 2011, the Board approved an amendment to the investment advisory agreement between the Trust, on behalf of the Nationwide Destination 2015 Fund (the “Fund”), and Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, pursuant to which the unified management fee payable by the Fund to NFA shall be reduced, effective January 1, 2012, to 0.13% of the Fund’s average daily net assets.

2.           Effective January 1, 2012, the Fees and Expenses Table found on page 1 of the Summary Prospectus is deleted and restated as follows:

	Class A Shares	Class C Shares	Class R1 Shares	Class R2 Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.65%	0.50%	None	None
Other Expenses	0.26%	0.01%	0.26%	0.26%	0.26%	0.01%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.92%	1.42%	1.32%	1.17%	0.67%	0.42%
1 “Management Fees” have been restated to reflect the reduction of contractual investment advisory fees, effective January 1, 2012.

3.           Effective January 1, 2012, the Example Tables found on page 2 of the Summary Prospectus are deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$663	$851	$1,055	$1,641
Class C shares	245	449	776	1,702
Class R1 shares	134	418	723	1,590
Class R2 shares	119	372	644	1,420
Institutional Service Class shares	68	214	373	835
Institutional Class shares	43	135	235	530

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$145	$449	$776	$1,702

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE